UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Wells Fargo Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

October 31, 2018

Wells Fargo Multi-Sector Income Fund (ERC)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Multi-Sector Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Multi-Sector Income Fund for the 12-month period that ended October 31, 2018. The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 7.35% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.24%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 12.52%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 2.05% and the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.09%. The Bloomberg Barclays Municipal Bond Index6 dropped 0.51%, and the ICE BofAML U.S. High Yield Index7 was up 0.86%.

Optimism continued to shape markets as 2017 closed and 2018 opened.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) growth on an annualized basis for the fourth quarter of 2017 was 2.9% and inflation remained below the U.S. Federal Reserve (Fed) target.

Economic momentum continued in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Multi-Sector Income Fund	3

Volatility reemerged during the early months of 2018.

In February 2018, investor concerns arose about inflation and trade, particularly between the U.S. and China. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

Overseas investment markets, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions, fell. The MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second quarter of 2018. The U.S. government’s decision to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% and the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the target range for the federal funds rate to range from 1.75% to 2.00%, then again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.15% and 3.39%, respectively, on October 31, 2018. Investor concerns about an inverted yield curve waned, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

October proved to be a difficult month for stock markets globally.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated that growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Multi-Sector Income Fund	Letter to shareholders (unaudited)

Economic signals overseas also were mixed as the third quarter ended and the fourth quarter began. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. The ECB and the BOJ maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

On November 9, 2018, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open-market transactions beginning on January 1, 2019 and ending on December 31, 2019. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly NAV per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Multi-Sector Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest rate-risk.

Strategy summary

The Fund allocates its assets between three separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 30%-70% of its total assets to a sleeve consisting of non-investment-grade (high yield) corporate debt, including floating-rate high yield bank loan securities; approximately 10%-40% to a sleeve of foreign debt securities, including emerging market debt; and approximately 10%-30% to a sleeve of adjustable-rate and fixed-rate mortgage backed securities, and investment grade corporate bonds.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Fargo Asset Management (International), LLC

Portfolio managers

Christopher Y. Kauffman, CFA®

Michael Lee

Niklas Nordenfelt, CFA®

Alex Perrin

Phillip Susser

Lauren van Biljon, CFA®‡

Peter Wilson

Noah Wise, CFA®

Average annual total returns (%) as of October 31, 20181

	1 year	5 year	10 year
Based on market value	(1.91)	4.84	10.31
Based on net asset value (NAV)	1.28	4.82	10.10
Multi-Sector Income Blended Index[2]	(1.10)	2.68	6.95
ICE BofAML U.S. Cash Pay High Yield Index[3]	0.83	4.66	11.07
J.P. Morgan GBI-EM Global Diversified Composite Index[4]	(6.58)	(2.59)	4.07
Bloomberg Barclays Credit Bond Index[5]	(2.81)	2.81	6.43
Bloomberg Barclays U.S. Securitized Index[6]	(1.48)	1.76	3.64
J.P. Morgan Global Government Index (ex U.S.)[7]	(2.22)	(0.64)	2.25

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the year ended October 31, 2018, was 2.14%, which includes 1.07% of interest expense.

Comparison of NAV vs. market value[8]

The Fund is leveraged through a revolving credit facility. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The Fund is exposed to mortgage- and asset-backed securities risk. This closed-end fund is no longer available as an initial public offering and is only offered through broker/dealers on the secondary market.

Please see footnotes on page 10.

Performance highlights (unaudited)	Wells Fargo Multi-Sector Income Fund	7

MANAGERS’ DISCUSSION

The Fund’s return based on market value was -1.91% for the 12-month period that ended October 31, 2018. During the same period, the Fund’s return based on its net asset value (NAV) was 1.28%. Based on its NAV return, the Fund outperformed the Multi-Sector Income Blended Index, which lost 1.10% over the same period.

Market conditions shifted across fixed-income sectors during the period.

During the reporting period, U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index9 outperformed U.S. investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index10. Negative performance from the first and second quarters of 2018 was nearly offset by spread tightening seen in the third quarter, but market volatility in October and a sell-off in risk assets pushed performance down.

Securitized sectors underperformed U.S. Treasuries. Underperformance was driven by the mortgage-backed security (MBS) sector, where spreads widened in reaction to increased volatility and the U.S. Federal Reserve’s sale of bonds purchased as part of its quantitative easing policy. Commercial mortgage-backed securities (CMBS), private-label residential mortgage-backed securities (RMBS), and asset-backed securities (ABS) outperformed when compared with U.S. Treasury bonds with the same duration. In general, lower-rated segments of these sectors outperformed higher-rated segments.

While high-yield market returns were modest—less than 1%, as measured by the ICE BofAML U.S. High Yield Index Constrained Index11—the asset class outperformed many of its higher-quality, fixed-income alternatives, as measured by the Bloomberg Barclays Aggregate Bond Index12. The return was primarily driven by interest income offset by principal loss. The principal loss was caused by a modest increase in spreads between Treasury bonds and corporate credits as well as higher Treasury yields. The lowest-quality bonds outperformed higher-quality bonds.

Investment flows into high yield have been negative for a number of years. Nonetheless, the market technicals have been strong. High yield has lacked new issuance, and more companies have been upgraded to investment grade (issuers that may be considered rising stars) than have been downgraded to high yield (companies considered fallen angels). This has had the effect of slightly shrinking the size of the high-yield market. By contrast, the bank-loan market has grown over this time and has been the source for financing many of the more aggressively structured deals. This has been a positive for high yield as credit quality by rating has improved. Currently, relative to history, high yield has fewer CCC-rated credits and more BB-rated credits in the benchmark.

From a fundamental perspective, levels of corporate leverage among U.S. companies included in the index remained elevated for this point in the credit cycle, though they declined as the end of the period approached. However, the cash-flow impact from these higher leverage levels is somewhat offset by issuers’ ability to pay low interest rates. A rising London Interbank Offered Rate and higher bond yields will gradually reduce these coverage levels, but rates continue to be low in the context of history.

In emerging markets, fixed-income assets traded in a wide range over the past 12 months, performing well at the start of the period before coming under pressure. Currencies underperformed fixed income, largely due to the strength of the U.S. dollar in the latter half of the reporting period. The Fund maintained its tilt toward higher-yielding emerging markets over the reporting period, but there have been some changes within the overarching bias. With South Africa at risk of losing its last investment-grade rating, the Fund’s exposure has been switched from domestic government bonds to AAA-rated supranationals like the European Investment Bank. The shift was intended to ensure that the Fund had access to the rand interest rate environment without breaching ratings requirements. The managers worked to increase diversification over the reporting period by adding exposure to Brazil and Peru, with the position in the former also in supranational securities. Exposure to India and Malaysia was increased at the expense of Mexico and Colombia. After a period of strong performance, the position in Hungarian government bonds was sold.

Please see footnotes on page 10.

8	Wells Fargo Multi-Sector Income Fund	Performance highlights (unaudited)

Ten largest holdings (%) as of October 31, 2018[13]
Malaysia, 4.23%, 6-30-2031	2.89
Mexico, 8.00%, 11-07-2047	2.32
NGPL PipeCo LLC, 7.77%, 12-15-2037	1.82
Colombia, 7.50%, 8-26-2026	1.76
LPL Holdings Incorporated, 5.75%, 9-15-2025	1.76
Indonesia, 8.38%, 9-15-2026	1.72
Ancestry.com Incorporated, 5.55%, 10-19-2023	1.43
India, 7.80%, 4-11-2021	1.43
Colombia, 7.00%, 9-11-2019	1.42
Indonesia, 8.25%, 5-15-2029	1.37

Credit quality as of October 31, 2018[14]

Contributors to performance included securitized sectors, high-yield bond security selection, and selected countries.

Within the mortgage and corporate sleeve of the Fund, securitized holdings generally added value during the period with ABS and RMBS the largest contributors. Agency CMBS and private-label CMBS contributed modestly. Overweights to the financial and industrial sectors were contributors, as was security selection within the financial sector.

Within the Fund’s high-yield portfolio sleeve, security selection was the main driver of positive performance during the period. Selection within the transportation services, cable and satellite, oil-field services, and finance sectors were the largest contributors to relative performance. Overall industry selection benefited performance, while maturity allocation did not have a meaningful impact on performance over the reporting period.

Within the Fund’s allocation to international and emerging market bonds, positions in South Africa, Colombia, and Hungary were amongst the largest positive contributors. Exposure to the Malaysian ringgit was also a value-add.

Selected securities, sector allocations, and the strength of the U.S. dollar restrained performance.

The Fund’s mortgage/corporate credit sleeve holdings in certain residential MBS and CMBS positions modestly detracted from performance during the period due to security-specific prepayment and ratings changes. Security selection within media and entertainment and midstream oil and gas production were also modest detractors.

The main detractors from Fund performance in the high-yield sleeve were an underweight to supermarkets, security selection within media and entertainment, and the combination of an underweight to and selection within the energy exploration and production sector.

Within international and emerging market bonds, the strength of the U.S. dollar in the latter half of the reporting period meant that emerging market currency exposures generally detracted from performance. The Indian rupee, Brazilian real, and Indonesian rupiah were the worst affected. The Indonesian bond market has struggled as well.

The management teams of the Fund’s portfolio sleeves have favorable market outlooks but remain risk-aware.

While the management team of the Fund’s mortgage and corporate bond sleeve expects fundamentals to remain favorable for credit over the remainder of the year, the team sees limited upside from current levels as valuations already reflect a benign macroeconomic environment. Business fundamentals were largely supportive of corporate creditworthiness during the period as earnings surged and profit margins remained high. On a year-over-year basis, both corporate revenue and cash flow increased by about 9% while leverage declined. The reduction in leverage was largely due to improvement in the commodity sector. Excluding commodities, credit metrics remained near the most aggressive levels of this cycle. With credit spreads only slightly wider than the recent tights, overall valuation remains a concern. The team still sees opportunity in BBB-rated names, though, and believes that some financials and utilities offer attractive relative value.

Within securitized sectors, the team remains focused on shorter-duration cash flows in the senior part of the capital structure as credit fundamentals remain stable. Approximately 63% of the Fund’s mortgage and corporate bond sleeve’s exposure is in corporate credit and around 35% is in fixed-rate and floating-rate mortgage securities. The largest industry exposures in the credit sector include banks, media and entertainment, and technology companies.

Please see footnotes on page 10.

Performance highlights (unaudited)	Wells Fargo Multi-Sector Income Fund	9

The management team for the Fund’s high-yield sleeve views most asset classes as richly valued based on historical measures and expects that, at some point in the future, there may be a better entry point to buy most asset classes, including high yield. High yield, however, is rather unique in that it has historically benefited from relatively high coupons, which cushioned downside risks of price declines. With a benign default outlook, high yield should continue to do well, on a relative basis, though idiosyncratic or individual bond risk is high. The sleeve’s management team leans toward spreads remaining flat from these levels in the short run before ultimately widening—potentially significantly—in the mid to longer term.

While the high-yield team continues to remain cautiously optimistic that this environment will continue in the near term, members are cognizant that ideal environments never last forever and that the longer spreads stay low, the risk of an ultimate sell-off increases. Over a full cycle, the high-yield sleeve’s management team believes the best way to insulate the Fund from periodic bouts of systemic fears and rebalancing is by following a bottom-up investment process that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

The Fund’s international and emerging market bond sleeve has weathered a period of heightened volatility in the global markets, with the strength of the U.S. dollar creating a headwind to emerging market gains. There are reasons to be positive on the asset class. Positioning is light among investors when compared with long-term averages and valuations are extremely attractive, which may mitigate the risk of higher levels of outflows from the asset class. The growing narrative around a global slowdown could materially benefit local-currency emerging market bonds.

Effective maturity distribution as of October 31, 2018[15]

Country allocation as of October 31, 2018[15]

Please see footnotes on page 10.

10	Wells Fargo Multi-Sector Income Fund	Performance highlights (unaudited)

‡	Ms. van Biljon became a portfolio manager of the Fund on October 3, 2018.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Source: Wells Fargo Funds Management, LLC. The Multi-Sector Income Blended Index is composed of 60% ICE BofAML U.S. Cash Pay High Yield Index, 18% J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg Barclays Credit Bond Index, 7.5% Bloomberg Barclays U.S. Securitized Index, and 7% J.P. Morgan Global Government Bond Index (ex U.S.). You cannot invest directly in an index.

[3]

The ICE BofAML U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[4]	The J.P. Morgan GBI-EM Global Diversified Composite Index is an unmanaged index of debt instruments of 31 emerging countries. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Credit Bond Index is an unmanaged index of fixed income securities composed of securities from the Bloomberg Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset- Backed Securities Index. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities. You cannot invest directly in an index.

[7]

The J.P. Morgan Global Government Bond Index (ex U.S.) measures the total return from investing in 12 developed government bond markets: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the U.K. You cannot invest directly in an index.

[8]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[9]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[10]

The Bloomberg Barclays U.S. Corporate Bond Index is an unmanaged market-value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

[11]

The ICE BofAML U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofAML U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[12]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[13]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[14]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[15]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—October 31, 2018	Wells Fargo Multi-Sector Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 1.73%
FHLMC (5 Year Treasury Constant Maturity +2.05%) ±	3.53%	9-1-2032	$862,936	$891,123
FHLMC	8.50	7-1-2028	30,609	34,335
FHLMC Series 1383 (1 Year Treasury Constant Maturity +2.25%) ±	3.71	2-1-2037	170,074	179,180
FHLMC Series 196 Class A (1 Month LIBOR +0.80%) ±	3.08	12-15-2021	5,206	5,230
FHLMC Series 2011-K16 Class B 144A±±	4.60	11-25-2046	1,000,000	1,024,580
FHLMC Series 2012-K17 Class B 144A±±	4.34	12-25-2044	675,000	690,713
FHLMC Series 2012-K18 Class B 144A±±	4.26	1-25-2045	810,000	822,671
FHLMC Series 2012-K706 Class B 144A±±	3.97	11-25-2044	110,676	110,455
FHLMC Series 2012-K706 Class C 144A±±	3.97	11-25-2044	805,000	803,281
FHLMC Series 2012-K707 Class B 144A±±	3.86	1-25-2047	930,000	927,983
FHLMC Series 2012-K711 Class B 144A±±	3.57	8-25-2045	264,000	263,993
FHLMC Series 2013-K30 Class B 144A±±	3.56	6-25-2045	700,000	692,217
FHLMC Series 2390 Class FD (1 Month LIBOR +0.45%) ±	2.73	12-15-2031	16,784	16,876
FHLMC Series 2567 Class FH (1 Month LIBOR +0.40%) ±	2.68	2-15-2033	48,006	48,034
FHLMC Series K007 Class X1 ±±(c)	1.04	4-25-2020	760,355	8,716
FHLMC Series K016 Class X1 ±±(c)	1.50	10-25-2021	349,222	12,852
FHLMC Series K020 Class X1 ±±(c)	1.41	5-25-2022	6,318,832	259,181
FNMA (6 Month LIBOR +1.64%) ±	4.14	9-1-2037	50,252	51,935
FNMA	6.00	4-1-2033	58,756	60,008
FNMA	7.50	2-1-2030	21,117	21,212
FNMA	7.50	9-1-2030	27,512	27,637
FNMA Series 1996-46 Class FA (1 Month LIBOR +0.50%) ±	2.78	8-25-2021	2,125	2,126
FNMA Series 1997-20 Class IO ±±(c)	1.84	3-25-2027	427,182	9,502
FNMA Series 2001-25 Class Z	6.00	6-25-2031	83,473	88,671
FNMA Series 2001-35 Class F (1 Month LIBOR +0.60%) ±	2.88	7-25-2031	3,992	4,052
FNMA Series 2001-57 Class F (1 Month LIBOR +0.50%) ±	2.78	6-25-2031	4,019	4,040
FNMA Series 2002-77 Class FH (1 Month LIBOR +0.40%) ±	2.69	12-18-2032	29,498	29,517
FNMA Series 2002-97 Class FR (1 Month LIBOR +0.55%) ±	2.83	1-25-2033	6,949	7,038
FNMA Series G91-16 Class F (1 Month LIBOR +0.45%) ±	2.73	6-25-2021	3,632	3,644
FNMA Series G92-17 Class F (1 Month LIBOR +1.05%) ±	3.33	3-25-2022	16,519	16,695
GNMA	6.50	6-15-2028	20,765	22,650

Total Agency Securities (Cost $6,948,879)				7,140,147

Asset-Backed Securities: 0.84%
Asset-Backed Funding Certificates Series 2003-AHL1 Class A1	4.18	3-25-2033	121,432	120,307
Bear Stearns Asset Backed Securities Series 2002-2 Class A1 (1 Month LIBOR +0.66%) ±	2.94	10-25-2032	147,906	148,371
Countrywide Asset Backed Certificates Series 2003-5 Class AF5	5.17	2-25-2034	83,122	85,193
CVS Pass-Through Trust Series T	6.04	12-10-2028	465,096	492,608
Five Guys Funding LLC Series 17-1A Class A2 144A	4.60	7-25-2047	992,500	986,322
Mesa Trust Asset Backed Certificates Series 2001-5 Class A (1 Month LIBOR +0.80%) 144A±	3.08	12-25-2031	11,062	10,915
MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	170,000	165,015
Saxon Asset Securities Trust Series 2002-1 Class AF5	5.91	12-25-2030	117,463	119,844
Saxon Asset Securities Trust Series 2003-1 Class AF7	4.03	6-25-2033	343,569	348,434
Structured Asset Securities Corporation Series 1998-2 Class A (1 Month LIBOR +0.52%) ±	2.80	2-25-2028	91,459	90,832
Structured Asset Securities Corporation Series 2002-9 Class A2 (1 Month LIBOR +0.60%) ±	2.88	10-25-2027	34,282	33,907

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	3.50%	10-25-2027	$406,054	$410,287
World Financial Network Credit Card Master Trust Series 2016-C Class M	1.98	8-15-2023	500,000	493,008

Total Asset-Backed Securities (Cost $3,553,250)				3,505,043

			Shares

Common Stocks: 0.00%

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			9	803

Total Common Stocks (Cost $779)				803

			Principal
Corporate Bonds and Notes: 80.16%

Communication Services: 11.74%

Diversified Telecommunication Services: 1.36%
AT&T Incorporated	3.80	3-15-2022	$750,000	749,084
GCI Incorporated	6.75	6-1-2021	1,000,000	1,008,550
Level 3 Financing Incorporated	5.13	5-1-2023	975,000	967,688
Level 3 Financing Incorporated	5.25	3-15-2026	650,000	624,000
Level 3 Financing Incorporated	5.38	8-15-2022	300,000	300,375
Level 3 Financing Incorporated	5.38	1-15-2024	700,000	693,000
Level 3 Financing Incorporated	5.38	5-1-2025	625,000	610,156
Level 3 Financing Incorporated	5.63	2-1-2023	500,000	501,765
Level 3 Financing Incorporated	6.13	1-15-2021	175,000	175,438

				5,630,056

Entertainment: 0.39%
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	1,400,000	1,340,500
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	250,000	250,000

				1,590,500

Media: 8.26%
Altice US Finance I Corporation 144A	5.38	7-15-2023	1,395,000	1,394,735
Altice US Finance I Corporation 144A	5.50	5-15-2026	1,275,000	1,241,927
CCO Holdings LLC 144A	4.00	3-1-2023	100,000	95,250
CCO Holdings LLC 144A	5.00	2-1-2028	150,000	140,063
CCO Holdings LLC	5.13	2-15-2023	100,000	99,500
CCO Holdings LLC 144A	5.13	5-1-2027	450,000	423,563
CCO Holdings LLC	5.25	9-30-2022	1,250,000	1,256,250
CCO Holdings LLC 144A	5.38	5-1-2025	4,150,000	4,061,813
CCO Holdings LLC 144A	5.50	5-1-2026	215,000	209,356
CCO Holdings LLC	5.75	9-1-2023	50,000	50,375
CCO Holdings LLC 144A	5.75	2-15-2026	3,375,000	3,341,250
CCO Holdings LLC 144A	5.88	4-1-2024	1,250,000	1,260,938
Cequel Communications Holdings 144A	7.75	7-15-2025	2,030,000	2,141,650

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Multi-Sector Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
Cinemark USA Incorporated	4.88%	6-1-2023	$375,000	$366,094
CSC Holdings LLC 144A	5.38	2-1-2028	425,000	400,563
CSC Holdings LLC	8.63	2-15-2019	383,000	386,830
Dish Network Corporation	3.38	8-15-2026	925,000	824,129
EMI Music Publishing Group 144A	7.63	6-15-2024	1,425,000	1,530,094
Gray Television Incorporated 144A	5.13	10-15-2024	450,000	428,063
Gray Television Incorporated 144A	5.88	7-15-2026	3,875,000	3,718,799
Interpublic Group of Companies	4.00	3-15-2022	750,000	748,721
Lamar Media Corporation	5.38	1-15-2024	375,000	375,469
National CineMedia LLC	6.00	4-15-2022	1,950,000	1,969,500
Nexstar Broadcasting Group Incorporated 144A	5.63	8-1-2024	850,000	811,750
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	950,000	967,813
Nielsen Finance LLC 144A	5.00	4-15-2022	75,000	73,031
Outfront Media Capital Corporation	5.63	2-15-2024	20,000	20,025
Outfront Media Capital Corporation	5.88	3-15-2025	775,000	777,906
Salem Media Group Incorporated 144A	6.75	6-1-2024	2,200,000	1,969,000
The E.W. Scripps Company 144A	5.13	5-15-2025	2,460,000	2,312,400
Time Warner Cable Incorporated	4.00	1-15-2022	750,000	755,441

				34,152,298

Wireless Telecommunication Services: 1.73%
Sprint Capital Corporation	6.88	11-15-2028	1,025,000	1,007,063
Sprint Capital Corporation	8.75	3-15-2032	1,625,000	1,767,350
Sprint Communications Incorporated	7.00	8-15-2020	225,000	232,875
T-Mobile USA Incorporated	4.00	4-15-2022	650,000	641,875
T-Mobile USA Incorporated	4.50	2-1-2026	125,000	116,993
T-Mobile USA Incorporated	4.75	2-1-2028	125,000	115,781
T-Mobile USA Incorporated	5.13	4-15-2025	425,000	418,625
T-Mobile USA Incorporated	5.38	4-15-2027	1,500,000	1,466,250
T-Mobile USA Incorporated	6.00	3-1-2023	300,000	306,780
T-Mobile USA Incorporated	6.38	3-1-2025	975,000	1,005,469
T-Mobile USA Incorporated	6.50	1-15-2024	80,000	82,800

				7,161,861

Consumer Discretionary: 7.61%

Auto Components: 1.39%
Allison Transmission Incorporated 144A	4.75	10-1-2027	650,000	597,188
Allison Transmission Incorporated 144A	5.00	10-1-2024	2,250,000	2,183,895
Cooper Tire & Rubber Company	7.63	3-15-2027	1,710,000	1,833,975
Cooper Tire & Rubber Company	8.00	12-15-2019	600,000	624,000
Goodyear Tire & Rubber Company	8.75	8-15-2020	468,000	502,515

				5,741,573

Distributors: 0.28%
LKQ Corporation	4.75	5-15-2023	1,075,000	1,037,375
Spectrum Brands Incorporated	6.63	11-15-2022	125,000	127,656

				1,165,031

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Diversified Consumer Services: 1.44%
Carriage Services Incorporated 144A	6.63%	6-1-2026	$575,000	$576,438
Service Corporation International	4.63	12-15-2027	650,000	609,375
Service Corporation International	5.38	5-15-2024	100,000	101,125
Service Corporation International	7.50	4-1-2027	3,400,000	3,740,000
Service Corporation International	8.00	11-15-2021	850,000	928,625

				5,955,563

Hotels, Restaurants & Leisure: 1.37%
CCM Merger Incorporated 144A	6.00	3-15-2022	3,533,000	3,594,828
Hilton Domestic Operating Company Incorporated 144A	5.13	5-1-2026	425,000	415,438
Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	1,725,000	1,673,250

				5,683,516

Internet & Direct Marketing Retail: 0.19%
Expedia Incorporated	5.95	8-15-2020	750,000	778,733

Multiline Retail: 0.14%
Macy’s Retail Holdings Incorporated	3.88	1-15-2022	600,000	595,956

Specialty Retail: 2.32%
Advance Auto Parts Incorporated	4.50	1-15-2022	600,000	610,610
Asbury Automotive Group Incorporated	6.00	12-15-2024	1,175,000	1,154,438
Group 1 Automotive Incorporated	5.00	6-1-2022	200,000	195,000
Group 1 Automotive Incorporated 144A	5.25	12-15-2023	1,500,000	1,443,750
Lithia Motors Incorporated 144A	5.25	8-1-2025	945,000	890,663
Penske Auto Group Incorporated	3.75	8-15-2020	540,000	534,600
Penske Auto Group Incorporated	5.38	12-1-2024	2,150,000	2,088,188
Penske Auto Group Incorporated	5.75	10-1-2022	1,155,000	1,170,881
Sonic Automotive Incorporated	5.00	5-15-2023	849,000	789,629
Sonic Automotive Incorporated	6.13	3-15-2027	775,000	703,313

				9,581,072

Textiles, Apparel & Luxury Goods: 0.48%
The William Carter Company	5.25	8-15-2021	600,000	602,250
Wolverine World Wide Incorporated 144A	5.00	9-1-2026	1,411,000	1,365,143

				1,967,393

Consumer Staples: 1.50%

Beverages: 0.30%
Anheuser-Busch InBev Finance Incorporated	3.75	1-15-2022	600,000	600,271
Cott Beverages Incorporated 144A	5.50	4-1-2025	675,000	642,938

				1,243,209

Food Products: 0.97%
B&G Foods Incorporated	4.63	6-1-2021	300,000	298,125
B&G Foods Incorporated	5.25	4-1-2025	1,050,000	1,000,125
Darling Ingredients Incorporated	5.38	1-15-2022	180,000	180,450
Kraft Heinz Foods Company	3.50	6-6-2022	750,000	741,247
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	175,000	171,407

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Multi-Sector Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Food Products (continued)
Pilgrim’s Pride Corporation 144A	5.75%	3-15-2025	$1,305,000	$1,216,913
Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	150,000	136,125
Prestige Brands Incorporated 144A	6.38	3-1-2024	280,000	276,500

				4,020,892

Household Products: 0.06%
Central Garden & Pet Company	5.13	2-1-2028	225,000	207,563
Spectrum Brands Incorporated	5.75	7-15-2025	50,000	48,500

				256,063

Tobacco: 0.17%
Reynolds American Incorporated	6.88	5-1-2020	650,000	681,954

Energy: 20.11%

Energy Equipment & Services: 6.14%
Bristow Group Incorporated	6.25	10-15-2022	3,430,000	2,521,050
Bristow Group Incorporated 144A	8.75	3-1-2023	775,000	730,438
Diamond Offshore Drilling Incorporated	4.88	11-1-2043	1,325,000	901,000
Era Group Incorporated	7.75	12-15-2022	2,350,000	2,326,500
Hilcorp Energy Company 144A	5.00	12-1-2024	1,450,000	1,366,625
Hilcorp Energy Company 144A	5.75	10-1-2025	1,775,000	1,726,188
Hilcorp Energy Company 144A	6.25	11-1-2028	350,000	336,879
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	4,750,000	4,277,703
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	150,000	107,250
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	1,325,000	1,003,688
NGPL PipeCo LLC 144A	4.38	8-15-2022	350,000	345,625
NGPL PipeCo LLC 144A	4.88	8-15-2027	550,000	529,375
NGPL PipeCo LLC 144A	7.77	12-15-2037	6,435,000	7,528,950
Oceaneering International Incorporated	6.00	2-1-2028	800,000	779,990
USA Compression Partners LP 144A	6.88	4-1-2026	850,000	864,875

				25,346,136

Oil, Gas & Consumable Fuels: 13.97%
Carrizo Oil & Gas Incorporated	8.25	7-15-2025	800,000	830,000
Cheniere Energy Partners LP	5.25	10-1-2025	3,875,000	3,802,344
Cheniere Energy Partners LP 144A	5.63	10-1-2026	400,000	394,000
Continental Resources Incorporated	4.38	1-15-2028	250,000	241,728
DCP Midstream Operating LP	2.70	4-1-2019	725,000	719,563
Denbury Resources Incorporated	6.38	8-15-2021	3,209,000	2,984,370
Denbury Resources Incorporated 144A	9.25	3-31-2022	676,000	704,730
El Paso LLC	6.50	4-1-2020	750,000	781,223
Enable Midstream Partner LP	2.40	5-15-2019	2,350,000	2,337,509
Enable Midstream Partner LP	3.90	5-15-2024	1,750,000	1,685,515
Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	250,000	257,238
Energy Transfer Partners LP	5.20	2-1-2022	750,000	775,354
EnLink Midstream Partners LP	4.40	4-1-2024	3,200,000	3,064,100
EnLink Midstream Partners LP	4.85	7-15-2026	600,000	568,466
Exterran Partners LP	6.00	4-1-2021	2,550,000	2,524,500
Kinder Morgan Energy Partners LP	3.95	9-1-2022	750,000	751,286

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Incorporated	6.50%	9-15-2020	$285,000	$299,218
Kinder Morgan Incorporated	7.42	2-15-2037	800,000	903,386
Murphy Oil Corporation	4.45	12-1-2022	1,250,000	1,217,097
Murphy Oil Corporation	5.75	8-15-2025	185,000	184,020
Murphy Oil Corporation	6.88	8-15-2024	850,000	887,808
Nabors Industries Incorporated	0.75	1-15-2024	1,425,000	1,062,098
Nabors Industries Incorporated	4.63	9-15-2021	750,000	721,822
Phillips 66	4.30	4-1-2022	625,000	637,877
Pioneer Natural Resources Company	3.95	7-15-2022	750,000	751,187
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	3,500,000	3,575,950
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	3,074,000	3,342,975
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	240,000	274,800
Rose Rock Midstream LP	5.63	7-15-2022	1,300,000	1,248,000
Rose Rock Midstream LP	5.63	11-15-2023	825,000	779,625
Sabine Pass Liquefaction LLC	5.63	2-1-2021	600,000	620,821
Sabine Pass Liquefaction LLC	5.63	4-15-2023	1,500,000	1,579,245
Sabine Pass Liquefaction LLC	5.75	5-15-2024	1,000,000	1,059,119
Sabine Pass Liquefaction LLC	6.25	3-15-2022	1,575,000	1,678,180
SemGroup Corporation	6.38	3-15-2025	3,425,000	3,313,688
SemGroup Corporation	7.25	3-15-2026	1,000,000	976,250
Southern Star Central Corporation 144A	5.13	7-15-2022	925,000	909,969
Southwestern Energy Company	7.50	4-1-2026	400,000	407,000
Southwestern Energy Company	7.75	10-1-2027	400,000	408,000
Summit Midstream Holdings LLC	5.75	4-15-2025	225,000	215,438
Tallgrass Energy Partners LP 144A	4.75	10-1-2023	625,000	618,359
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	5,200,000	5,232,500
Tallgrass Energy Partners LP 144A	5.50	1-15-2028	150,000	148,284
Tesoro Logistics LP	6.38	5-1-2024	450,000	475,650
Ultra Resources Incorporated 144A	7.13	4-15-2025	2,425,000	1,067,000
Williams Partners LP	3.35	8-15-2022	750,000	730,107

				57,747,399

Financials: 7.96%

Banks: 2.26%
Bank of America Corporation	5.70	1-24-2022	250,000	265,225
Citigroup Incorporated	4.13	3-9-2021	60,000	59,850
Citigroup Incorporated	4.50	1-14-2022	250,000	255,369
Citigroup Incorporated	6.13	3-9-2028	75,000	77,813
City National Bank	5.38	7-15-2022	500,000	522,186
International Bank for Reconstruction & Development	7.50	6-9-2021	5,000,000	1,345,291
International Bank for Reconstruction & Development	8.25	6-22-2023	9,000,000	2,372,007
International Finance Corporation	7.50	5-9-2022	14,000,000	3,704,296
JPMorgan Chase & Company	3.38	5-1-2023	750,000	731,350

				9,333,387

Capital Markets: 0.50%
ACE Securities Corporation (1 Month LIBOR +2.63%) ±	4.91	6-25-2033	155,696	155,628
Blackstone Holdings Finance Company LLC 144A	5.88	3-15-2021	750,000	788,703

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Multi-Sector Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Capital Markets (continued)
Goldman Sachs Group Incorporated	5.75%	1-24-2022	$750,000	$792,589
MSCI Incorporated 144A	5.38	5-15-2027	350,000	346,500

				2,083,420

Consumer Finance: 1.51%
Ally Financial Incorporated	8.00	12-31-2018	780,000	784,875
Ally Financial Incorporated	8.00	3-15-2020	880,000	922,900
Discover Financial Services	5.20	4-27-2022	750,000	774,615
FirstCash Incorporated 144A	5.38	6-1-2024	575,000	566,375
General Motors Financial Company Incorporated	3.70	5-9-2023	750,000	724,917
Navient Corporation	8.00	3-25-2020	930,000	970,688
Springleaf Finance Corporation	6.00	6-1-2020	825,000	842,531
Springleaf Finance Corporation	7.13	3-15-2026	700,000	663,250

				6,250,151

Diversified Financial Services: 1.96%
ING US Incorporated	5.50	7-15-2022	327,000	345,058
LPL Holdings Incorporated 144A	5.75	9-15-2025	7,500,000	7,275,000
Vantiv LLC 144A	4.38	11-15-2025	500,000	471,875

				8,091,933

Insurance: 1.73%
American International Group Incorporated	4.88	6-1-2022	750,000	771,699
AmWINS Group Incorporated 144A	7.75	7-1-2026	1,125,000	1,155,938
Hartford Financial Services Group Incorporated	5.13	4-15-2022	650,000	678,202
HUB International Limited 144A	7.00	5-1-2026	500,000	488,000
Liberty Mutual Group Incorporated 144A	4.95	5-1-2022	750,000	772,158
ProAssurance Corporation	5.30	11-15-2023	750,000	784,531
Prudential Financial Incorporated (3 Month LIBOR +2.38%) ±	4.50	9-15-2047	750,000	682,500
USIS Merger Subordinate Incorporated 144A	6.88	5-1-2025	1,175,000	1,145,625
W.R. Berkley Corporation	4.63	3-15-2022	650,000	665,054

				7,143,707

Health Care: 8.02%

Biotechnology: 0.18%
Amgen Incorporated	3.63	5-15-2022	750,000	748,534

Health Care Equipment & Supplies: 1.38%
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	400,000	386,000
Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	200,000	202,250
Hologic Incorporated 144A	4.38	10-15-2025	1,925,000	1,804,688
Hologic Incorporated 144A	4.63	2-1-2028	225,000	205,594
Kinetics Concepts Incorporated 144A	7.88	2-15-2021	1,425,000	1,457,063
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	500,000	468,750
Surgery Center Holdings Incorporated 144A	8.88	4-15-2021	1,150,000	1,181,625

				5,705,970

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services: 5.44%
Acadia Healthcare Company Incorporated	6.50%	3-1-2024	$190,000	$193,135
Centene Corporation 144A	5.38	6-1-2026	575,000	583,625
Centene Corporation	6.13	2-15-2024	325,000	339,625
CHS Incorporated	5.13	8-1-2021	1,850,000	1,752,875
Coventry Health Care Incorporated	5.45	6-15-2021	750,000	780,997
Davita Incorporated	5.00	5-1-2025	950,000	894,188
Express Scripts Holding Company	3.90	2-15-2022	665,000	666,970
HCA Incorporated	5.25	6-15-2026	325,000	330,688
HCA Incorporated	6.50	2-15-2020	1,400,000	1,445,500
HealthSouth Corporation	5.75	9-15-2025	575,000	569,250
Mednax Incorporated 144A	5.25	12-1-2023	475,000	475,000
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	2,861,000	2,906,261
MPT Operating Partnership LP	5.00	10-15-2027	1,100,000	1,033,670
MPT Operating Partnership LP	5.25	8-1-2026	1,575,000	1,519,875
MPT Operating Partnership LP	6.38	3-1-2024	110,000	113,850
NVA Holdings Company 144A	6.88	4-1-2026	200,000	197,500
Polaris Intermediate Corporation 144A	8.50	12-1-2022	475,000	486,875
Select Medical Corporation	6.38	6-1-2021	3,050,000	3,076,688
Tenet Healthcare Corporation	4.63	7-15-2024	436,000	420,239
Tenet Healthcare Corporation	6.00	10-1-2020	700,000	716,835
Vizient Incorporated 144A	10.38	3-1-2024	3,550,000	3,869,500
Wellcare Health Plans Incorporated 144A	5.38	8-15-2026	125,000	124,688

				22,497,834

Health Care Technology: 0.59%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	1,950,000	1,906,125
Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	300,000	296,625
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	225,000	216,491

				2,419,241

Life Sciences Tools & Services: 0.25%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	275,000	274,313
Life Technologies Corporation	6.00	3-1-2020	750,000	773,855

				1,048,168

Pharmaceuticals: 0.18%
Watson Pharmaceuticals Incorporated	3.25	10-1-2022	750,000	728,082

Industrials: 5.48%

Aerospace & Defense: 0.70%
BAE Systems Holdings Incorporated 144A	3.80	10-7-2024	1,000,000	983,092
L-3 Communications Corporation	4.95	2-15-2021	750,000	769,057
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	1,200,000	1,125,000

				2,877,149

Airlines: 0.86%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	1,100,000	1,171,601
BBA US Holdings Incorporated 144A	5.38	5-1-2026	2,025,000	2,002,219
Delta Air Lines Incorporated	4.75	11-7-2021	358,856	364,002

				3,537,822

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Multi-Sector Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 3.13%
Advanced Disposal Services Incorporated 144A	5.63%	11-15-2024	$1,750,000	$1,706,250
Aramark Services Incorporated 144A	5.00	2-1-2028	225,000	213,469
Aramark Services Incorporated	5.13	1-15-2024	545,000	542,275
Covanta Holding Corporation	5.88	3-1-2024	1,530,000	1,526,175
Covanta Holding Corporation	5.88	7-1-2025	900,000	873,000
Covanta Holding Corporation	6.00	1-1-2027	1,150,000	1,109,750
Covanta Holding Corporation	6.38	10-1-2022	1,750,000	1,787,188
KAR Auction Services Incorporated 144A	5.13	6-1-2025	4,950,000	4,690,125
Waste Pro USA Incorporated 144A	5.50	2-15-2026	375,000	355,313
Wrangler Buyer Corporation 144A	6.00	10-1-2025	125,000	134,063

				12,937,608

Electrical Equipment: 0.12%
Resideo Funding Incorporated 144A	6.13	11-1-2026	500,000	502,615

Industrial Conglomerates: 0.05%
General Electric Capital Corporation	4.65	10-17-2021	187,000	190,102

Machinery: 0.34%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	1,425,000	1,419,827

Professional Services: 0.13%
Verisk Analytics Incorporated	5.80	5-1-2021	530,000	556,018

Road & Rail: 0.15%
TTX Company 144A	2.60	6-15-2020	650,000	639,736

Information Technology: 6.23%

Communications Equipment: 0.37%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	825,000	802,313
Motorola Solutions Incorporated	3.75	5-15-2022	750,000	738,218

				1,540,531

Electronic Equipment, Instruments & Components: 0.15%
Keysight Technologies	4.60	4-6-2027	600,000	596,259

IT Services: 2.75%
Cardtronics Incorporated	5.13	8-1-2022	560,000	537,600
Cardtronics Incorporated 144A	5.50	5-1-2025	1,390,000	1,292,700
First Data Corporation 144A	5.00	1-15-2024	2,725,000	2,697,750
First Data Corporation 144A	5.38	8-15-2023	332,000	334,905
First Data Corporation 144A	5.75	1-15-2024	375,000	377,344
First Data Corporation 144A	7.00	12-1-2023	975,000	1,011,075
Gartner Incorporated 144A	5.13	4-1-2025	1,400,000	1,389,500
Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	550,000	552,750
Information Incorporated	6.50	5-15-2022	550,000	548,625
Zayo Group LLC 144A	5.75	1-15-2027	1,150,000	1,127,230
Zayo Group LLC	6.00	4-1-2023	75,000	76,500
Zayo Group LLC	6.38	5-15-2025	1,400,000	1,431,500

				11,377,479

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Software: 0.25%
CDK Global Incorporated	5.00%	10-15-2024	$225,000	$222,120
CDK Global Incorporated	5.88	6-15-2026	175,000	176,313
Fair Isaac Corporation 144A	5.25	5-15-2026	175,000	172,594
Symantec Corporation 144A	5.00	4-15-2025	475,000	446,874

				1,017,901

Technology Hardware, Storage & Peripherals: 2.71%
Dell International LLC 144A	5.88	6-15-2021	1,000,000	1,013,793
Dell International LLC 144A	7.13	6-15-2024	4,525,000	4,788,872
Hewlett-Packard Company	4.05	9-15-2022	750,000	757,259
NCR Corporation	5.88	12-15-2021	5,000	5,006
NCR Corporation	6.38	12-15-2023	4,650,000	4,638,375

				11,203,305

Materials: 2.18%

Chemicals: 0.27%
Dow Chemical Company	4.13	11-15-2021	750,000	761,049
Valvoline Incorporated	5.50	7-15-2024	375,000	372,656

				1,133,705

Containers & Packaging: 1.91%
Ball Corporation	4.88	3-15-2026	575,000	567,094
Ball Corporation	5.00	3-15-2022	25,000	25,375
Ball Corporation	5.25	7-1-2025	190,000	191,188
Berry Global Incorporated	5.13	7-15-2023	350,000	348,250
Berry Global Incorporated	6.00	10-15-2022	215,000	219,569
Crown Americas LLC 144A	4.75	2-1-2026	850,000	802,188
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	35,000	37,450
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	1,500,000	1,402,500
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	275,000	265,458
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	325,000	323,781
Owens-Illinois Incorporated 144A	6.38	8-15-2025	3,100,000	3,115,500
Reynolds Group Issuer Incorporated 144A	5.13	7-15-2023	200,000	195,750
Sealed Air Corporation 144A	5.25	4-1-2023	325,000	321,750
Silgan Holdings Incorporated	5.50	2-1-2022	75,000	75,750

				7,891,603

Metals & Mining: 0.00%
Indalex Holdings Corporation (a)†	11.50	2-1-2020	3,170,000	0

Real Estate: 4.45%

Equity REITs: 4.45%
Alexandria Real Estate Company	4.60	4-1-2022	650,000	665,580
American Tower Corporation	5.90	11-1-2021	650,000	688,198
CoreCivic Incorporated	5.00	10-15-2022	575,000	555,594
DDR Corporation	4.70	6-1-2027	600,000	597,130
Equinix Incorporated	5.75	1-1-2025	1,275,000	1,298,906
Equinix Incorporated	5.88	1-15-2026	425,000	431,375

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Multi-Sector Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Equity REITs (continued)
ESH Hospitality Incorporated 144A	5.25%	5-1-2025	$1,700,000	$1,608,625
Essex Portfolio LP	3.63	8-15-2022	750,000	741,406
Iron Mountain Incorporated 144A	5.25	3-15-2028	675,000	605,813
Iron Mountain Incorporated 144A	5.38	6-1-2026	150,000	138,000
Iron Mountain Incorporated	6.00	8-15-2023	2,500,000	2,559,375
MGM Growth Properties LLC	4.50	1-15-2028	400,000	358,000
Omega HealthCare Investors Incorporated	4.50	4-1-2027	600,000	574,028
Sabra Health Care LP	5.38	6-1-2023	900,000	895,500
Sabra Health Care REIT Incorporated	5.50	2-1-2021	1,225,000	1,241,078
SBA Communications Corporation	4.00	10-1-2022	225,000	215,438
SBA Communications Corporation	4.88	7-15-2022	640,000	636,800
The Geo Group Incorporated	5.13	4-1-2023	800,000	751,000
The Geo Group Incorporated	5.88	1-15-2022	1,565,000	1,547,394
The Geo Group Incorporated	5.88	10-15-2024	840,000	778,932
The Geo Group Incorporated	6.00	4-15-2026	184,000	168,360
Ventas Realty LP	4.25	3-1-2022	650,000	660,514
Welltower Incorporated	5.25	1-15-2022	650,000	676,140

				18,393,186

Utilities: 4.88%

Electric Utilities: 0.19%
Great Plains Energy Incorporated	4.85	6-1-2021	750,000	765,479

Gas Utilities: 0.22%
AmeriGas Partners LP	5.75	5-20-2027	1,000,000	927,500

Independent Power & Renewable Electricity Producers: 4.16%
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	175,000	166,250
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	325,000	299,813
NSG Holdings LLC 144A	7.75	12-15-2025	4,670,629	5,044,279
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	5,225,000	5,172,750
TerraForm Global Operating LLC 144A	6.13	3-1-2026	1,175,000	1,092,750
TerraForm Power Operating LLC 144A	4.25	1-31-2023	3,025,000	2,866,188
TerraForm Power Operating LLC 144A	5.00	1-31-2028	675,000	603,281
TerraForm Power Operating LLC 144A	6.63	6-15-2025	1,850,000	1,928,625

				17,173,936

Multi-Utilities: 0.31%
Ameren Illinois Company	9.75	11-15-2018	500,000	501,260
CMS Energy Corporation	5.05	3-15-2022	750,000	779,595

				1,280,855

Total Corporate Bonds and Notes (Cost $332,151,227)				331,312,248

Foreign Corporate Bonds and Notes @: 4.69%

Communication Services: 0.30%

Wireless Telecommunication Services: 0.30%
America Movil SAB de CV (MXN)	7.13	12-9-2024	28,850,000	1,242,311

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Energy: 0.28%

Oil, Gas & Consumable Fuels: 0.28%
Petroleos Mexicanos 144A (MXN)	7.19%	9-12-2024	28,200,000	$1,166,373

Financials: 4.11%

Banks: 4.04%
European Investment Bank (BRL)	7.25	6-28-2021	9,000,000	2,401,451
European Investment Bank (ZAR)	7.50	4-13-2022	9,000,000	2,379,956
European Investment Bank (ZAR)	8.00	5-5-2027	21,000,000	1,334,320
European Investment Bank (ZAR)	8.38	7-29-2022	40,000,000	2,708,314
European Investment Ban (ZAR)	8.75	8-18-2025	20,000,000	1,335,028
European Investment Bank (ZAR)	9.00	3-31-2021	17,400,000	1,199,323
International Bank for Reconstruction & Development (ZAR)	7.00	6-7-2023	15,000,000	953,228
KfW (AUD)	5.00	3-19-2024	1,300,000	1,025,472
Landwirtschaftliche Rentenbank (ZAR)	6.00	3-18-2019	35,000,000	2,355,203
Landwirtschaftliche Rentenbank (ZAR)	8.25	5-23-2022	15,000,000	1,009,354

				16,701,649

Diversified Financial Services: 0.07%
AA Bond Company Limited (GBP)	4.25	7-31-2043	200,000	262,699

Total Foreign Corporate Bonds and Notes (Cost $23,266,155)				19,373,032

Foreign Government Bonds @: 20.86%
Colombia (COP)	6.00	4-28-2028	6,800,000,000	1,943,283
Colombia (COP)	7.00	9-11-2019	18,500,000,000	5,855,294
Colombia (COP)	7.50	8-26-2026	22,725,000,000	7,275,892
India (INR)	7.16	5-20-2023	420,000,000	5,526,540
India (INR)	7.80	4-11-2021	435,000,000	5,901,576
Indonesia (IDR)	7.50	8-15-2032	57,000,000,000	3,331,327
Indonesia (IDR)	8.25	5-15-2029	88,615,000,000	5,668,446
Indonesia (IDR)	8.38	9-15-2026	110,000,000,000	7,128,904
Malaysia (MYR)	4.18	7-15-2024	19,850,000	4,787,182
Malaysia (MYR)	4.23	6-30-2031	51,300,000	11,933,941
Mexico (MXN)	5.75	3-5-2026	72,000,000	2,964,430
Mexico (MXN)	8.00	11-7-2047	217,500,000	9,604,660
New Zealand (NZD)	2.75	4-15-2037	1,950,000	1,253,400
New Zealand (NZD)	4.50	4-15-2027	6,085,000	4,610,031
Queensland Treasury (AUD)	5.75	7-22-2024	4,100,000	3,379,863
Republic of Peru (PEN)	6.35	8-12-2028	16,400,000	5,052,791

Total Foreign Government Bonds (Cost $97,229,531)				86,217,560

Loans: 21.35%

Communication Services: 2.36%

Diversified Telecommunication Services: 0.72%
Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	4.53	2-22-2024	$555,420	555,681
Telesat Canada (3 Month LIBOR +2.50%) ±	4.89	11-17-2023	2,435,616	2,435,007

				2,990,688

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Multi-Sector Income Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Media: 1.53%
A-L Parent LLC (1 Month LIBOR +3.25%) ±‡	5.56%	12-1-2023	$3,438,750	$3,438,750
Altice US Finance I Corporation <%%	0.00	1-10-2026	500,000	498,595
Altice US Finance I Corporation (1 Month LIBOR +2.25%) ±	4.55	7-28-2025	708,814	707,191
CSC Holdings LLC (1 Month LIBOR +2.50%) ±	4.78	1-25-2026	149,250	148,923
Hubbard Radio LLC <%%	0.00	3-28-2025	1,240,715	1,237,092
National CineMedia LLC (1 Month LIBOR +3.00%) ±	5.31	6-20-2025	299,250	298,876

				6,329,427

Wireless Telecommunication Services: 0.11%
Sprint Communications Incorporated (1 Month LIBOR +2.50%) ±	4.81	2-2-2024	443,250	442,833

Consumer Discretionary: 4.20%

Auto Components: 0.52%
Allison Transmission Incorporated (1 Month LIBOR +1.75%) ±	4.04	9-23-2022	1,836,180	1,844,443
Belron Finance US LLC (3 Month LIBOR +2.50%) ±	4.84	11-7-2024	297,750	298,122

				2,142,565

Distributors: 0.59%
Spin Holdco Incorporated (3 Month LIBOR +3.25%) ±	5.69	11-14-2022	2,441,239	2,440,726

Food & Staples Retailing: 0.09%
TKC Holdings Incorporated (1 Month LIBOR +3.75%) ±	6.06	2-1-2023	394,000	393,858

Hotels, Restaurants & Leisure: 2.70%
CCM Merger Incorporated (1 Month LIBOR +2.75%) ±	4.55	8-8-2021	604,284	604,735
Four Seasons Holdings Incorporated (1 Month LIBOR +2.00%) ±	4.30	11-30-2023	894,723	894,240
Greektown Holdings LLC (1 Month LIBOR +2.75%) ±	5.05	4-25-2024	4,949,875	4,929,234
Montreign Operating Company LLC (1 Month LIBOR +8.25%) ±	10.55	1-24-2023	5,348,125	4,746,461

				11,174,670

Household Products: 0.22%
Anastasia Parent LLC Term Loan (2 Month LIBOR +3.75%) ±	6.03	8-11-2025	275,000	273,969
Anchor Glass Container Corporation (1 Month LIBOR +7.75%) ±	10.04	12-7-2024	650,000	425,750
Lifetime Brands Incorporated (1 Month LIBOR +3.50%) ‡	5.80	2-28-2025	199,000	197,508

				897,227

Internet & Direct Marketing Retail: 0.08%
Shutterfly Incorporated (1 Month LIBOR +2.75%) ±	5.06	8-17-2024	324,188	324,025

Consumer Staples: 0.07%

Food Products: 0.07%
CHG PPC Parent LLC (1 Month LIBOR +2.75%) ±‡	5.05	3-31-2025	124,688	124,220
Prestige Brands Incorporated (1 Month LIBOR +2.00%) ±	4.30	1-26-2024	141,182	141,308

				265,528

Energy: 1.00%

Energy Equipment & Services: 0.15%
ExGen Renewables IV LLC (3 Month LIBOR +3.00%) ±‡	5.32	11-28-2024	637,455	642,235

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels: 0.85%
Encino Acquisition Partners Holdings LLC <%%‡	0.00%	9-21-2025	$600,000	$609,000
Grizzly Acquisitions Incorporated (2 Month LIBOR +3.25%) ±	5.65	10-1-2025	175,000	175,730
Lucid Energy Group II Borrower LLC (1 Month LIBOR +3.00%) ±	5.28	2-17-2025	223,875	219,818
Traverse Midstream Partners LLC (6 Month LIBOR +4.00%) ±	6.60	9-27-2024	625,000	628,519
Ultra Resources Incorporated (3 Month LIBOR +3.00%) ±<	5.47	4-12-2024	2,000,000	1,869,280

				3,502,347

Financials: 3.03%

Capital Markets: 0.61%
EIG Management Company LLC (3 Month LIBOR +3.75%) ±‡	6.06	2-22-2025	124,375	124,375
Focus Financial Partners LLC (1 Month LIBOR +2.50%) ±	4.80	7-3-2024	49,875	49,906
Global Business Travel Holdigs Limited (3 Month LIBOR +2.50%) ±‡	4.84	7-20-2025	150,000	150,563
Neptune Finco Corporation (1 Month LIBOR +2.25%) ±	4.53	7-17-2025	774,218	771,733
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.25%) ±‡	5.55	6-1-2023	591,635	592,007
Tortoise Borrower LLC (1 Month LIBOR +4.00%) ±‡	5.80	1-31-2025	200,000	200,750
Victory Capital Holdings Incorporated (3 Month LIBOR +2.75%) ±	5.14	2-12-2025	632,828	633,619

				2,522,953

Diversified Consumer Services: 0.01%
TransUnion (1 Month LIBOR +2.00%) ±	4.30	6-19-2025	49,875	49,741

Diversified Financial Services: 1.23%
LPL Holdings Incorporated (1 Month LIBOR +2.25%) ±‡	4.53	9-23-2024	1,066,329	1,067,001
Nielsen Finance LLC (1 Month LIBOR +2.00%) ±	4.28	10-4-2023	465,536	463,012
Resolute Investment Managers Incorporated (3 Month LIBOR +3.25%) ±‡	5.64	4-30-2022	2,433,300	2,443,958
Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ±‡	10.03	4-30-2023	1,090,000	1,098,175

				5,072,146

Insurance: 1.18%
Alliant Holdings Intermediate LLC (1 Month LIBOR +3.00%) ±	5.28	5-9-2025	1,378,809	1,376,892
AmWINS Group Incorporated (1 Month LIBOR +2.75%) ±	5.05	1-25-2024	888,398	889,286
Hub International Limited (2 Month LIBOR +3.00%) ±	5.49	4-25-2025	1,246,875	1,242,586
Solera Holdings Incorporated (1 Month LIBOR +2.75%) ±	5.05	3-3-2023	1,082,982	1,080,783
USI Incorporated (3 Month LIBOR +3.00%) ±	5.39	5-16-2024	297,373	295,515

				4,885,062

Health Care: 2.40%

Health Care Equipment & Supplies: 0.45%
DJO Finance LLC (1 Month LIBOR +3.25%) ±	5.60	6-8-2020	551,475	550,212
Kinetic Concepts Incorporated (3 Month LIBOR +3.25%) ±	5.64	2-2-2024	1,319,536	1,323,112

				1,873,324

Health Care Providers & Services: 0.63%
CHS Incorporated (3 Month LIBOR +3.25%) ±	5.56	1-27-2021	516,901	505,390
MPH Acquisition Holdings LLC (3 Month LIBOR +2.75%) ±	5.14	6-7-2023	445,389	443,906
Press Ganey Holdings Incorporated (1 Month LIBOR +6.50%) ±‡	8.80	10-21-2024	516,856	519,441
Surgery Center Holdings Incorporated (3 Month LIBOR +3.25%) ±	5.57	9-2-2024	522,190	520,754
Team Health Holdings Incorporated (1 Month LIBOR +2.75%) ±‡	5.05	2-6-2024	441,765	416,916
Vizient Incorporated (1 Month LIBOR +2.75%) ±	5.05	2-13-2023	192,929	193,571

				2,599,978

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Multi-Sector Income Fund	25

Security name	Interest rate	Maturity date	Principal	Value

Health Care Technology: 0.68%
Change Healthcare Holdings Incorporated (1 Month LIBOR +2.75%) ±	5.05%	3-1-2024	$652,311	$651,254
Emerald Bidco Incorporated (1 Month LIBOR +2.75%) ±	5.05	10-23-2023	2,176,890	2,177,564

				2,828,818

Life Sciences Tools & Services: 0.09%
Syneos Health Incorporated (1 Month LIBOR +2.00%) ±	4.30	8-1-2024	371,391	370,154

Pharmaceuticals: 0.55%
Endo Finance LLC (1 Month LIBOR +4.25%) ±	6.56	4-29-2024	292,979	294,016
Valeant Pharmaceuticals International Incorporated (1 Month LIBOR +3.00%) ±	5.27	6-2-2025	1,966,530	1,966,077

				2,260,093

Industrials: 3.03%

Aerospace & Defense: 0.59%
TransDigm Incorporated (1 Month LIBOR +2.50%) ±	4.80	8-22-2024	2,442,747	2,429,971

Commercial Services & Supplies: 1.25%
Advanced Disposal Services Incorporated (1 Month LIBOR +2.25%) ±	4.46	11-10-2023	1,159,660	1,158,941
Advantage Sales & Marketing LLC (1 Month LIBOR +3.25%) ±	5.55	7-25-2021	223,304	202,463
Advantage Sales & Marketing LLC (1 Month LIBOR +6.50%) ±	8.80	7-25-2022	1,250,000	1,041,663
KAR Auction Services Incorporated (3 Month LIBOR +2.50%) ±	4.94	3-9-2023	153,611	153,676
Sedgwick Claims Management Services Incorporated (1 Month LIBOR +2.75%) ±	5.05	3-1-2021	516,134	515,814
WASH Multifamily Laundry Systems LLC (1 Month LIBOR +3.25%) ±‡	5.55	5-14-2022	168,769	168,558
WASH Multifamily Laundry Systems LLC (1 Month LIBOR +3.25%) ±‡	5.55	5-14-2022	963,681	962,477
Wrangler Buyer Corporation (1 Month LIBOR +2.75%) ±	5.01	9-27-2024	968,061	968,235

				5,171,827

Communications Equipment: 0.26%
Charter Communications Operating LLC (1 Month LIBOR +2.00%) ±	4.31	4-30-2025	1,091,750	1,091,619

Electrical Equipment: 0.13%
Generac Power Systems Incorporated (1 Month LIBOR +1.75%) ±‡	4.01	5-31-2023	425,780	425,248
Resideo Funding Incorporated (3 Month LIBOR +2.00%) ±‡	4.49	10-24-2025	100,000	100,188

				525,436

Machinery: 0.61%
Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	4.89	1-31-2024	933,101	931,935
Gates Global LLC (1 Month LIBOR +2.75%) ±	5.05	4-1-2024	603,147	603,418
Harsco Corporation (1 Month LIBOR +2.25%) ±	4.56	12-6-2024	99,750	99,938
RBS Global Incorporated (1 Month LIBOR +2.00%) ±	4.29	8-21-2024	750,000	750,563
Restaurant Technologies Incorporated (3 Month LIBOR +3.25%) ±‡	5.65	10-1-2025	125,000	125,313

				2,511,167

Professional Services: 0.14%
TransUnion (1 Month LIBOR +2.00%) ±	4.30	4-10-2023	596,985	595,558

Trading Companies & Distributors: 0.05%
Avolon TLB Borrower 1 LLC (1 Month LIBOR +2.00%) ±	4.28	1-15-2025	199,500	198,868

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 2.57%

Communications Equipment: 0.07%
Ciena Corporation (1 Month LIBOR +2.00%) ±‡	4.28%	9-26-2025	$275,000	$275,173

Electronic Equipment, Instruments & Components: 0.55%
Dell Incorporated (1 Month LIBOR +2.00%) ±	4.31	9-7-2023	2,249,487	2,246,113

IT Services: 1.76%
Ancestry.com Incorporated (1 Month LIBOR +3.25%) ±	5.55	10-19-2023	5,892,103	5,906,834
Applied Systems Incorporated (3 Month LIBOR +3.00%) ±	5.39	9-19-2024	321,750	322,757
Infor US Incorporated (3 Month LIBOR +2.75%) ±	5.14	2-1-2022	774,947	771,654
Sophia Holding Finance LP (3 Month LIBOR +3.25%) ±	5.64	9-30-2022	143,552	143,731
Zayo Group LLC (1 Month LIBOR +2.25%) ±	4.55	1-19-2024	132,244	132,307

				7,277,283

Semiconductors & Semiconductor Equipment: 0.08%
Micron Technology Incorporated (1 Month LIBOR +1.75%) ±	4.06	4-26-2022	342,125	342,053

Software: 0.11%
SS&C Technologies Incorporated (1 Month LIBOR +2.25%) ±	4.55	4-16-2025	470,971	468,353

Materials: 0.95%

Containers & Packaging: 0.95%
Berry Plastics Corporation (1 Month LIBOR +2.00%) ±	4.28	10-1-2022	387,258	386,967
Flex Acquisition Company Incorporated (1 Month LIBOR +3.25%) ±	5.51	6-29-2025	748,125	748,529
Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	5.05	2-5-2023	2,450,109	2,450,109
RING Container Technologies (1 Month LIBOR +2.75%) ±	5.05	10-31-2024	347,375	346,833

				3,932,438

Real Estate: 1.36%

Equity REITs: 0.84%
ESH Hospitality Incorporated (1 Month LIBOR +2.00%) ±	4.30	8-30-2023	1,214,644	1,212,372
MGM Growth Properties LLC (1 Month LIBOR +2.00%) ±	4.30	3-21-2025	316,750	315,619
The Geo Group Incorporated (1 Month LIBOR +2.00%) ±	4.31	3-22-2024	1,951,287	1,942,760

				3,470,751

Real Estate Management & Development: 0.52%
Capital Automotive LP (1 Month LIBOR +2.50%) ±	4.81	3-24-2024	1,350,251	1,349,576
Capital Automotive LP (1 Month LIBOR +6.00%) ±	8.30	3-24-2025	767,818	778,376

				2,127,952

Utilities: 0.38%

Independent Power & Renewable Electricity Producers: 0.38%
TerraForm Power Operating LLC (1 Month LIBOR +2.00%) ±	4.30	11-8-2022	669,938	669,938
Vistra Energy Corporation (1 Month LIBOR +2.25%) ±	4.55	12-14-2023	887,163	887,500

				1,557,438

Total Loans (Cost $89,362,046)				88,230,398

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Multi-Sector Income Fund	27

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities: 4.12%
American Money Management Corporation Series 2015-16A Class AR (3 Month LIBOR +1.26%) 144A±	3.70%	4-14-2029	$500,000	$500,290
Argent Securities Incorporated Series 2004-W5 Class AV3B (1 Month LIBOR +0.90%) ±	3.18	4-25-2034	49,233	49,238
Banc of America Commercial Mortgage Securities Incorporated Series 2006-03 Class AM ±±	5.66	7-10-2044	547,504	223,946
Banc of America Commercial Mortgage Securities Incorporated Series 2007-1 Class AMFX ±±	5.48	1-15-2049	140,618	141,018
Banc of America Funding Corporation Series 2005 Class 5-1A1	5.50	9-25-2035	189,846	199,383
Banc of America Mortgage Securities Series 2003 Class 1A1 ±±	4.08	4-25-2033	259,673	247,747
Benchmark Mortgage Trust Series 2018-B1 Class A2	3.57	1-15-2051	195,000	194,524
Bluemountain CLO Limited Series 2015-2A Class A1R (3 Month LIBOR +0.93%) 144A±	3.37	7-18-2027	500,000	498,875
Centex Home Equity Series 2002-A Class AF6	5.54	1-25-2032	24,659	24,862
Centex Home Equity Series 2004-B Class AF6	4.69	3-25-2034	88,872	90,939
CIFC Funding Limited Series 2012-2RA Class A1 (3 Month LIBOR +0.80%) 144A±	3.27	1-20-2028	485,000	481,590
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class C 144A±±	4.87	9-10-2045	1,000,000	1,007,181
Citigroup Commercial Mortgage Trust Series 2017-1500 Class A (1 Month LIBOR +0.85%) 144A±	3.13	7-15-2032	750,000	749,708
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	3.38	7-15-2030	647,950	645,248
Citigroup Mortgage Loan Trust Incorporated Series 2003-HE3 Class A3 (1 Month LIBOR +0.76%) ±	3.04	12-25-2033	16,497	16,446
Commercial Mortgage Trust Series 2012-CR2 Class C ±±	4.83	8-15-2045	1,000,000	999,116
Commercial Mortgage Trust Series 2012-LC4 Class A4	3.29	12-10-2044	202,534	201,029
Commercial Mortgage Trust Series 2012-LC4 Class AM	4.06	12-10-2044	500,000	504,089
Commercial Mortgage Trust Series 2012-LC4 Class C ±±	5.60	12-10-2044	500,000	494,415
Countrywide Home Loans Series 2003-48 Class 2A2 ±±	4.55	10-25-2033	51,277	52,023
Credit Suisse First Boston Mortgage Securities Series 2002-AR25 Class 1A1 ±±	3.72	9-25-2032	422,045	410,653
Credit Suisse First Boston Mortgage Securities Series 2003-AR15 Class 3A1 ±±	4.18	6-25-2033	79,803	80,161
Credit Suisse First Boston Mortgage Securities Series 2003-AR9 Class 2A2 ±±	4.21	3-25-2033	19,750	19,669
Crown Point Limited Series 2015-3A Class A1AR (3 Month LIBOR +0.91%) 144A±	3.35	12-31-2027	500,000	499,995
Global Mortgage Securitization Limited Series 2004-A Class A2 (1 Month LIBOR +0.32%) 144A±	2.60	11-25-2032	80,748	76,704
GS Mortgage Securities Trust Series 2010-C1 Class X 144A±±(c)	1.36	8-10-2043	5,025,459	94,548
GS Mortgage Securities Trust Series 2012-GCJ7 Class XA ±±(c)	2.21	5-10-2045	3,249,141	146,496
GSAA Home Equity Trust Series 2004-5 Class AF5	4.41	6-25-2034	1,439	1,437
GSMPS Mortgage Loan Trust Series 2005-AHL Class M1 (1 Month LIBOR +0.65%) ±	2.93	4-25-2035	2,714	2,717
GSMPS Mortgage Loan Trust Series 2006-1 Class A1 (1 Month LIBOR +0.30%) 144A±	2.58	3-25-2035	50,273	49,970
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C17 Class B ±±	4.89	1-15-2047	50,000	51,775
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AM ±±	5.47	6-12-2047	245,076	244,773
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AMFL (1 Month LIBOR +0.17%) ±	2.30	6-12-2047	210,066	206,311
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class AM ±±	5.46	1-15-2049	81,112	81,151
JPMorgan Mortgage Trust Series 2004-A3 Class 2A1 ±±	4.45	7-25-2034	32,863	33,375
JPMorgan Mortgage Trust Series 2004-A3 Class 3A3 ±±	4.03	7-25-2034	40,258	39,699
JPMorgan Mortgage Trust Series 2005-A3 Class 11A2 ±±	4.42	6-25-2035	154,966	158,451
JPMorgan Mortgage Trust Series 2009-7 Class 2A1 144A±±	6.00	2-27-2037	2,136	2,132
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 3A1 ±±	3.63	12-25-2033	271,762	273,131
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 4A2 ±±	3.72	1-25-2034	8,148	8,087
MASTR Adjustable Rate Mortgage Trust Series 2004-13 Class 3A7 ±±	4.45	11-21-2034	11,842	12,120

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
MASTR Alternative Loans Trust Series 2005-1 Class 5A1	5.50%	1-25-2020	$6,790	$6,865
MASTR Specialized Loan Trust Series 2005-3 Class A1 (1 Month LIBOR +0.36%) 144A±	2.64	11-25-2035	103,915	103,702
Merrill Lynch Mortgage Trust Series 2005-A8 Class A1B3	5.25	8-25-2036	1,377	1,375
Mid-State Trust Series 11 Class A1	4.86	7-15-2038	181,242	190,520
MLCC Mortgage Investors Incorporated Series 2003-G Class A2 (6 Month LIBOR +0.68%) ±	3.18	1-25-2029	67,086	67,023
Montana Higher Education Student Assistance Corporation Series 2012-1 Class A2 (1 Month LIBOR +1.00%) ±	3.28	5-20-2030	476,875	480,832
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class XA 144A±±(c)	1.47	8-15-2045	4,100,717	175,898
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class A4 ±±	4.16	8-15-2046	569,000	581,259
Morgan Stanley Capital I Trust Series 2004-NC1 Class M1 (1 Month LIBOR +1.05%) ±	3.33	12-27-2033	374,338	374,709
Morgan Stanley Capital I Trust Series 2012-C4 Class C 144A±±	5.42	3-15-2045	900,000	911,954
Morgan Stanley Mortgage Loan Trust Series 2004-4 Class 2A ±±	6.37	9-25-2034	36,005	39,256
New Century Home Equity Loan Trust Series 2004-3 Class M1 (1 Month LIBOR +0.93%) ±	3.21	11-25-2034	1,165,049	1,168,123
Octagon Investment Partners Series 2015-1A Class A1R (3 Month LIBOR +0.90%) 144A±	3.21	5-21-2027	700,000	699,768
Provident Funding Mortgage Loan Series 2005-1 Class 2A1 ±±	3.85	5-25-2035	15,123	14,866
RAIT Trust Series 2017-FL8 Class A (1 Month LIBOR +0.85%) 144A±	3.13	12-15-2037	266,542	266,402
Sequoia Mortgage Trust Series 2003-1 Class 1A (1 Month LIBOR +0.76%) ±	3.04	4-20-2033	10,221	10,030
SoFi Professional Loan Program LLC Series 2017-A Class A2B 144A	2.40	3-26-2040	750,000	724,740
Stonemont Portfolio Trust Series 2017 Class A (1 Month LIBOR +0.85%) 144A±	3.13	8-20-2030	462,257	461,972
Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A ±±	4.32	3-25-2034	35,762	35,291
Terwin Mortgage Trust Series 2003-6HE Class A3 (1 Month LIBOR +1.14%) ±	3.42	11-25-2033	159,555	157,091
Vendee Mortgage Trust Series 2003-2 Class IO ±±(c)	0.68	5-15-2033	3,405,567	108,531
Washington Mutual Mortgage Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	109,482	117,151
Wind River CLO Limited Series 2013-2A Class BR (3 Month LIBOR +1.60%) 144A±	4.04	10-18-2030	500,000	497,825

Total Non-Agency Mortgage-Backed Securities (Cost $17,292,766)				17,010,205

		Expiration date	Shares
Rights: 0.06%

Utilities: 0.06%

Independent Power & Renewable Electricity Producers: 0.06%
Vistra Energy Corporation †		12-31-2046	327,375	238,984

Total Rights (Cost $340,913)				238,984

		Maturity date	Principal
Yankee Corporate Bonds and Notes: 9.23%

Communication Services: 0.32%

Media: 0.18%
WPP Finance 2010	3.63	9-7-2022	$750,000	733,337

Wireless Telecommunication Services: 0.14%
Globo Communicacoes Participacoes SA 144A	4.88	4-11-2022	595,000	589,794

Consumer Staples: 0.36%

Beverages: 0.18%
Pernod Ricard SA 144A	4.45	1-15-2022	760,000	774,236

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Multi-Sector Income Fund	29

Security name	Interest rate	Maturity date	Principal	Value

Tobacco: 0.18%
BAT International Finance plc 144A	3.25%	6-7-2022	$750,000	$733,633

Energy: 1.93%

Energy Equipment & Services: 0.41%
Ensco plc	5.75	10-1-2044	2,320,000	1,624,000
Trinidad Drilling Limited 144A	6.63	2-15-2025	75,000	75,000

				1,699,000

Oil, Gas & Consumable Fuels: 1.52%
Baytex Energy Corporation 144A	5.13	6-1-2021	2,125,000	2,066,563
Baytex Energy Corporation 144A	5.63	6-1-2024	900,000	807,750
Griffin Coal Mining Company Limited 144A(a)†	9.50	12-1-2016	1,122,015	0
Griffin Coal Mining Company Limited (a)†	9.50	12-1-2016	91,731	0
Rockpoint Gas Storage 144A	7.00	3-31-2023	1,375,000	1,368,125
Teekay Corporation	8.50	1-15-2020	2,025,000	2,055,375

				6,297,813

Financials: 2.83%

Banks: 0.97%
ABN AMRO Bank NV 144A	4.80	4-18-2026	750,000	746,445
Banco del Estado de Chile 144A	3.88	2-8-2022	650,000	645,586
Corporación Andina de Fomento	4.38	6-15-2022	958,000	980,772
Intelsat Connect Finance Company 144A	9.50	2-15-2023	400,000	384,500
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	875,000	852,031
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	415,000	417,075
Preferred Term Securities XII Limited (a)†	3.03	12-24-2033	635,000	0

				4,026,409

Diversified Financial Services: 1.70%
Intelsat Jackson Holdings SA	5.50	8-1-2023	5,275,000	4,721,125
Intelsat Jackson Holdings SA 144A	8.50	10-15-2024	1,700,000	1,670,250
Tyco Electronics Group SA	3.50	2-3-2022	625,000	623,614

				7,014,989

Insurance: 0.16%
Sompo International Holdings Limited	7.00	7-15-2034	575,000	657,774

Health Care: 1.51%

Pharmaceuticals: 1.51%
Bausch Health Companies Incorporated 144A	5.50	3-1-2023	2,200,000	2,084,500
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	375,000	367,500
Bausch Health Companies Incorporated 144A	5.88	5-15-2023	770,000	736,313
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	1,940,000	1,784,218
Bausch Health Companies Incorporated 144A	6.50	3-15-2022	325,000	336,375
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	575,000	602,134
Bausch Health Companies Incorporated 144A	7.50	7-15-2021	9,000	9,135
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	300,000	305,250

				6,225,425

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 1.24%

Aerospace & Defense: 0.08%
Avolon Holdings Funding Limited 144A	5.13%	10-1-2023	$350,000	$343,438

Commercial Services & Supplies: 0.56%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	2,350,000	2,314,751

Machinery: 0.26%
Sensata Technologies BV 144A	5.00	10-1-2025	260,000	250,900
Sensata Technologies BV 144A	6.25	2-15-2026	800,000	814,000

				1,064,900

Professional Services: 0.15%
IHS Markit Limited 144A	4.75	2-15-2025	650,000	643,487

Road & Rail: 0.19%
Canadian Pacific Railway Company	4.50	1-15-2022	750,000	770,806

Materials: 0.88%

Containers & Packaging: 0.51%
Ardagh Packaging Finance plc 144A	4.25	9-15-2022	375,000	363,750
Ardagh Packaging Finance plc 144A	7.25	5-15-2024	725,000	728,625
OI European Group BV 144A	4.00	3-15-2023	1,100,000	1,029,875

				2,122,250

Metals & Mining: 0.37%
Glencore Finance Canada Limited 144A	4.25	10-25-2022	750,000	751,695
Vale Overseas Limited	4.38	1-11-2022	750,000	754,200

				1,505,895

Utilities: 0.16%

Electric Utilities: 0.16%
Comision Federal de Electricidad 144A	4.88	5-26-2021	650,000	651,307

Total Yankee Corporate Bonds and Notes (Cost $39,667,426)				38,169,244

	Yield		Shares
Short-Term Investments: 2.03%

Investment Companies: 2.03%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.07		8,394,594	8,394,594

Total Short-Term Investments (Cost $8,394,594)				8,394,594

Total investments in securities (Cost $618,207,566)	145.07%	599,592,258
Other assets and liabilities, net	(45.07)	(186,275,276)

Total net assets	100.00%	$413,316,982

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Multi-Sector Income Fund	31

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

¥

A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

@	Foreign bond principal is denominated in the local currency of the issuer.

†	Non-income-earning security

‡	Security is valued using significant unobservable inputs.

<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.

%%	The security is issued on a when-issued basis.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued and/or unfunded loans.

Abbreviations:

AUD	Australian dollar
BRL	Brazilian real
CLO	Collateralized loan obligation
COP	Colombian peso
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GBP	Great British pound
GNMA	Government National Mortgage Association
IDR	Indonesian rupiah
INR	Indian rupee
LIBOR	London Interbank Offered Rate
MXN	Mexican peso
MYR	Malaysian ringgit
NZD	New Zealand dollar
PEN	Peruvian sol
REIT	Real estate investment trust
ZAR	South African rand

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	25,651,250	131,908,826	149,165,482	8,394,594	$0	$0	$239,076	$8,394,594	2.03%

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Multi-Sector Income Fund	Statement of assets and liabilities—October 31, 2018

Assets
Investments in unaffiliated securities, at value (cost $609,812,972)	$591,197,664
Investments in affiliated securities, at value (cost $8,394,594)	8,394,594
Cash	23,219
Foreign currency, at value (cost $34,408)	34,057
Receivable for investments sold	848,052
Principal paydown receivable	41,828
Receivable for interest	8,009,737
Prepaid expenses and other assets	14,614

Total assets	608,563,765

Liabilities
Secured borrowing payable	187,000,000
Dividends payable	3,363,570
Payable for investments purchased	2,879,559
Payable for Fund shares repurchased	355,871
Advisory fee payable	284,614
Administration fee payable	25,874
Trustees’ fees and expenses payable	839
Accrued expenses and other liabilities	1,336,456

Total liabilities	195,246,783

Total net assets	$413,316,982

NET ASSETS CONSIST OF
Paid-in capital	$465,152,172
Total distributable loss	(51,835,190)

Total net assets	$413,316,982

NET ASSET VALUE PER SHARE
Based on $413,316,982 divided by 31,542,501 shares issued and outstanding (100,000,000 shares authorized)	$13.10

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2018	Wells Fargo Multi-Sector Income Fund	33

Investment income
Interest (net of foreign interest withholding taxes of $398,685)	$37,771,287
Income from affiliated securities	239,076
Dividends	35

Total investment income	38,010,398

Expenses
Advisory fee	3,561,241
Administration fee	323,749
Custody and accounting fees	283,924
Professional fees	467,175
Shareholder report expenses	157,776
Trustees’ fees and expenses	26,497
Transfer agent fees	40,515
Interest expense	4,949,712
Other fees and expenses	29,849

Total expenses	9,840,438

Net investment income	28,169,960

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(12,224,596)
Foreign currency transactions	(772,768)

Net realized losses on investments	(12,997,364)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(15,415,919)
Foreign currency transactions	7,368

Net change in unrealized gains (losses) on investments	(15,408,551)

Net realized and unrealized gains (losses) on investments	(28,405,915)

Net decrease in net assets resulting from operations	$(235,955)

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Multi-Sector Income Fund	Statement of changes in net assets

	Year ended October 31, 2018	Year ended October 31, 2017[1]

Operations
Net investment income	$28,169,960	$36,933,415
Net realized losses on investments	(12,997,364)	(21,012,373)
Net change in unrealized gains (losses) on investments	(15,408,551)	27,791,101

Net increase (decrease) in net assets resulting from operations	(235,955)	43,712,143

Distributions to shareholders from
Net investment income and net realized gains	(15,295,803)	(26,702,083)
Tax basis return of capital	(27,375,294)	(19,927,206)

Total distributions to shareholders	(42,671,097)	(46,629,289)

Capital share transactions
Cost of shares repurchased	(43,599,996)	(88,098,943)

Total decrease in net assets	(86,507,048)	(91,016,089)

Net assets
Beginning of period	499,824,030	590,840,119

End of period	$413,316,982	$499,824,030

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at October 31, 2017 was $3,872,518. The disaggregated distributions information for the year ended October 31, 2017 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of cash flows—year ended October 31, 2018	Wells Fargo Multi-Sector Income Fund	35

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(235,955)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(189,460,761)
Proceeds from the sale of long-term securities	223,010,560
Paydowns	4,932,788
Amortization	(603,368)
Purchases and sales of short-term securities, net	17,256,656
Decrease in receivable for investments sold	881,628
Decrease in principal paydown receivable	11,562
Decrease in receivable for interest	517,400
Decrease in prepaid expenses and other assets	108
Increase in payable for investments purchased	940,675
Decrease in advisory fee payable	(37,754)
Decrease in administration fee payable	(3,432)
Decrease in trustees’ fees and expenses payable	(1,915)
Increase in accrued expenses and other liabilities	746,205
Litigation payments received	36,851
Net realized losses on investments	12,224,596
Net change in unrealized gains (losses) on investments	15,408,551

Net cash provided by operating activities	85,624,395

Cash flows from financing activities:
Cost of shares repurchased	(43,244,125)
Cash distributions paid	(43,066,688)

Net cash used in financing activities	(86,310,813)

Net decrease in cash	(686,418)

Cash (including foreign currency):
Beginning of period	$743,694

End of period	$57,276

Supplemental cash disclosure
Cash paid for interest	$4,865,382

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Multi-Sector Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.31	$14.35	$14.06	$16.10	$16.40
Net investment income	0.85 [1]	0.97 [1]	1.08	1.10 [1]	1.14 [1]
Net realized and unrealized gains (losses) on investments	(0.92)	0.18	0.33	(1.98)	(0.24)

Total from investment operations	(0.07)	1.15	1.41	(0.88)	0.90
Distributions to shareholders from
Net investment income	(0.46)	(0.70)	(0.97)	(0.87)	(0.91)
Tax basis return of capital	(0.83)	(0.53)	(0.17)	(0.29)	(0.29)

Total distributions to shareholders	(1.29)	(1.23)	(1.14)	(1.16)	(1.20)
Anti-dilutive effect of shares repurchased	0.15	0.04	0.02	0.00	0.00
Net asset value, end of period	$13.10	$14.31	$14.35	$14.06	$16.10
Market value, end of period	$11.57	$13.05	$12.66	$12.02	$14.19
Total return based on market value[2]	(1.91)%	13.07%	15.66%	(7.34)%	6.55%
Ratios to average net assets (annualized)
Expenses[3]	2.14%	1.68%	1.39%	1.24%	1.21%
Net investment income[3]	6.12%	6.73%	7.94%	7.33%	6.95%
Supplemental data
Portfolio turnover rate	25%	38%	29%	31%	41%
Net assets, end of period (000s omitted)	$413,317	$499,824	$590,840	$591,226	$677,004

Borrowings outstanding, end of period (000s omitted)	$187,000	$187,000	$220,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,210	$3,673	$3,686	$3,570	$3,944

[1]	Calculated based upon average shares outstanding

[2]

Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[3]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2018	1.07%
Year ended October 31, 2017	0.61%
Year ended October 31, 2016	0.44%
Year ended October 31, 2015	0.24%
Year ended October 31, 2014	0.07%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Multi-Sector Income Fund	37

1. ORGANIZATION

Wells Fargo Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

38	Wells Fargo Multi-Sector Income Fund	Notes to financial statements

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Under a monthly distribution plan, the Fund pays distributions to shareholders at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2018, the aggregate cost of all investments for federal income tax purposes was $621,575,109 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$12,364,169
Gross unrealized losses	(34,347,020)
Net unrealized losses	$(21,982,851)

As of October 31, 2018, the Fund had capital loss carryforwards which consist of $11,604,833 in short-term capital losses and $14,769,863 in long-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

Notes to financial statements	Wells Fargo Multi-Sector Income Fund	39

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$7,140,147	$0	$7,140,147

Asset-backed securities	0	3,505,043	0	3,505,043

Common stocks
Materials	803	0	0	803

Corporate bonds and notes	0	331,312,248	0	331,312,248

Foreign corporate bonds and notes	0	19,373,032	0	19,373,032

Foreign government bonds	0	86,217,560	0	86,217,560

Loans	0	73,616,607	14,613,791	88,230,398

Non-agency mortgage-backed securities	0	17,010,205	0	17,010,205

Rights
Utilities	0	238,984	0	238,984

Yankee corporate bonds and notes	0	38,169,244	0	38,169,244

Short-term investments
Investment companies	8,394,594	0	0	8,394,594
Total assets	$8,395,397	$576,583,070	$14,613,791	$599,592,258

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At October 31, 2018, the Fund did not have any transfers into/out of Level 3.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset- backed securities	Loans	Yankee corporate bonds and notes	Total
Balance as of October 31, 2017	$700,000	$20,926,735	$7,293	$21,634,028
Accrued discounts (premiums)	0	17,784	0	17,784
Realized gains (losses)	0	(48,925)	0	(48,925)
Change in unrealized gains (losses)	(232)	(452,502)	602,164	149,430
Purchases	0	4,022,507	0	4,022,507
Sales	0	(9,161,978)	(609,457)	(9,771,435)
Transfers into Level 3	0	4,824,575	0	4,824,575
Transfers out of Level 3	(699,768)	(5,514,405)	0	(6,214,173)
Balance as of October 31, 2018	$0	$14,613,791	$0	$14,613,791
Change in unrealized gains (losses) relating to securities still held at October 31, 2018	$0	$(17,732)	$0	$(17,732)

40	Wells Fargo Multi-Sector Income Fund	Notes to financial statements

The loan obligations in the Level 3 table were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. Wells Fargo Asset Management (International), LLC (formerly, First International Advisors, LLC), an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $11,423,494 in interfund purchases during the year ended October 31, 2018.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the year ended October 31, 2018 and the year ended October 31, 2017, the Fund did not issue any shares.

On November 10, 2017, the Fund announced the reinstatement of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2018 and ending on December 31, 2018. The Fund’s Board of Trustees had delegated to Funds Management discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended October 31, 2018, the Fund purchased 3,397,183 of its shares on the open market at a total cost of $43,599,996 (weighted average price per share of $12.83). The weighted average discount of these repurchased shares was 12.14%.

6. BORROWINGS

The Fund has borrowed $187,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230,000,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing.

During the year ended October 31, 2018, the Fund had average borrowings outstanding of $187,000,000 at an average interest rate of 2.65% and paid interest in the amount of $4,949,712, which represents 1.07% of its average daily net assets. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2018 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

Notes to financial statements	Wells Fargo Multi-Sector Income Fund	41

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2018 were $156,261,733 and $165,710,009, respectively.

As of October 31, 2018, the Fund had unfunded term loan commitments of $2,833,116.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	Year ended October 31
	2018	2017
Ordinary income	$15,295,803	$26,702,083
Tax basis return of capital	27,375,294	19,927,206

As of October 31, 2018 the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Capital loss carryforward
$(22,043,108)	$(26,374,696)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. Distributions to shareholders for the year ended October 31, 2017 consisted of $26,702,083 from net investment income.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a Consensus of the Emerging Issues Task Force), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts described as restricted cash and restricted cash equivalents should be included with the cash and cash equivalents in reconciling the beginning and end of period total amounts shown on the statement of cash flows. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to presentation of amounts in the financial statements. This ASU is effective for interim and annual reporting periods beginning after December 15, 2017.

In August 2016, FASB issued ASU No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force), which is intended to reduce diversity in practice in how certain transactions are classified in

42	Wells Fargo Multi-Sector Income Fund	Notes to financial statements

the statement of cash flows. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to presentation of amounts in the financial statements. This ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those financial years, with early adoption permitted.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount
October 26, 2018	November 14, 2018	December 3, 2018	$0.10489
November 9, 2018	December 17, 2018	January 2, 2019	0.10420

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Multi-Sector Income Fund	43

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MULTI-SECTOR INCOME FUND:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Multi-Sector Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

December 21, 2018

44	Wells Fargo Multi-Sector Income Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended October 31, 2018, $15,691,394 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Multi-Sector Income Fund	45

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders
Isaiah Harris, Jr.[2] (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010, Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

46	Wells Fargo Multi-Sector Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Judith M. Johnson[2] (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chairman, since 2018: Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[3] (Born 1943)	Trustee, since 2003	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

Other information (unaudited)	Wells Fargo Multi-Sector Income Fund	47

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[3]	Mr. Scofield is expected to retire on December 31, 2018.

48	Wells Fargo Multi-Sector Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Multi-Sector Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Multi-Sector Income Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Wells Fargo Asset Management (International), LLC (“WFAM International”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and WFAM International (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Advisers are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Advisers, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, monitoring the Fund’s discount. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Multi-Sector Income Fund	49

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the investment performance of the Fund was higher than or in range of the average investment performance of the Custom Peer Group for all periods under review except the five-year period. The Board also noted that the investment performance of the Fund was higher than its benchmark, the ERC Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than or in range of the median net operating expense ratios of the Expense Groups.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for both Expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

50	Wells Fargo Multi-Sector Income Fund	Other information (unaudited)

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by WellsCap and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

Automatic dividend reinvestment plan	Wells Fargo Multi-Sector Income Fund	51

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

318241 12-18 AMSI/AR143 10-18

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Multi-Sector Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Multi-Sector Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	October 31, 2018	October 31, 2017
Audit fees	$54,385	$54,322
Audit-related fees	—	—
Tax fees (1)	4,245	4,150
All other fees	—	—

	$58,630	$58,472

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Multi-Sector Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Multi-Sector Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Multi-Sector Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Multi-Sector Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Multi-Sector Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF FEBRUARY 28, 2018

Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, and Wells Fargo Utilities and High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”), a registered investment adviser, have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

Proxy Committee.    The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall coordinate with Funds Management Risk and Compliance to monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on proxy voting activity.

Meetings; Committee Actions. The Proxy Committee shall convene or act through written consent, including through the use of electronic systems of record, as needed and when discretionary voting determinations need to be considered. The Proxy Committee shall have the authority to act by vote or written consent of a majority of the full Proxy Committee members, or a designated working group thereof, available at that time. The Proxy Committee shall also meet at least annually to review the Procedures and shall coordinate with Funds Management Risk and Compliance to review the performance of ISS in exercising its proxy voting responsibilities.

Voting Discretion. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy item is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Membership. The voting members of the Proxy Committee are identified in Appendix B. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

Voting Policy. Proxies generally shall be voted in accordance with the recommendations of proxy advisor ISS. However, the following proxy items shall be referred to the Proxy Committee for case-by-case review and vote determination:

1.	Proxy items for meetings deemed of “high importance” where ISS opposes management recommendations; and

2.

Proxy items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the Investment Company Act of 1940 (the “1940 Act”)) (“Third Party Fund Holding Voting Matters”).[1]

The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses. (Further detail appears in Appendix A.)

The Proxy Committee may consult Fund sub-advisers on specific proxy voting issues as it deems appropriate or if a sub-adviser makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs).

For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

[1]

Where provisions of the 1940 Act specify the manner in which a Third Party Fund Holding Voting Matter must be voted (e.g., vote such matters in accordance with voting instructions sought from a Fund’s shareholders or vote shares in the same proportion as the vote of all other holders of the registered investment company), a Fund shall vote the Third Party Fund Holding Voting Matter accordingly.

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee or that, in the determination of the Proxy Committee, otherwise warrants the taking of additional steps to mitigate the conflict, the Proxy Committee shall address the material conflict by using any of the following methods:

1.	instructing ISS to vote in accordance with the recommendation ISS makes to its clients;

2.	disclosing the conflict to the Board and obtaining its consent before voting;

3.	submitting the matter to the Board to exercise its authority to vote on such matter;

4.	engaging an independent fiduciary who will direct the Proxy Committee how to vote on such matter;

5.	consulting with outside legal counsel for guidance on resolution of the conflict of interest;

6.	erecting information barriers around the person or persons making voting decisions;

7.	voting in proportion to other shareholders (“mirror voting”); or

8.	voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders.

The Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has identified an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients, irrespective of the Proxy Level designated for such matters by ISS.

Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at https://www.wellsfargofunds.com/ and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at https://www.wellsfargofunds.com/ or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.

The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

4.	The shareholder meeting date;

5.	A brief identification of the matter voted on;

6.	Whether the matter was proposed by the issuer or by a security holder;

7.	Whether the Fund cast its vote on the matter;

8.	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

9.	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to ISS’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

1. an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

2. there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Director Fees

THE FUNDS will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote for against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless: 3. there is clear evidence of past abuse of the authority; or	FOR AGAINST

4. the plan contains no safeguards against selective buy-backs. Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.	AGAINST

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:	AGAINST

5. plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	AGAINST

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	CASE-BY-CASE

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.	FOR

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

CASE-BY-CASE

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

6. the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits

The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing

The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

7.  arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

8.  guarantees of benefits if a key employee voluntarily terminates;

9.  guarantees of benefits to employees lower than very senior management; and

10.  indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:

11.  anticipated financial and operating benefits;

12.  offer price (cost versus premium);

13.  prospects for the combined companies;

14.  how the deal was negotiated;

15.  changes in corporate governance and their impact on shareholder rights.

CASE-BY-CASE

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis. Proposals may include, and are not limited to, the following issues:	CASE-BY-CASE

16.  eliminating the need for annual meetings of mutual fund shareholders;

17.  entering into or extending investment advisory agreements and management contracts;

18.  permitting securities lending and participation in repurchase agreements;

19.  changing fees and expenses; and

20.  changing investment policies.

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has 38 years experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has 17 years experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Masters Degree from the University of Wisconsin – Milwaukee and Bachelors degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Patrick E. McGuinnis, CFA

Mr. McGuinnis has 12 years of experience in the investment industry as an analyst. He holds B.S. and M.S. degrees in Finance from the University of Wisconsin and has earned the right to use the CFA designation.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

Lauren van Biljon, CFA

Lauren van Biljon is a portfolio manager and sovereign analyst with the Wells Fargo Asset Management (WFAM) Global Fixed Income team. She joined WFAM from Evergreen Investments in 2009. Prior to this, she served as an emerging markets analyst with 4Cast Ltd., where she began her investment industry career in 2007. She earned a bachelor’s degree in economics from the University of Cape Town, South Africa, and a master’s degree in economics from the University of Edinburgh, U.K. She has earned the right to use the CFA designation and is a member of the Society of Technical Analysts (STA).

Noah Wise, CFA

Noah Wise is a portfolio manager for the Wells Capital Management Customized Fixed Income team. Noah joined Wells Capital Management in 2008 as a research analyst and later became a portfolio manager in 2013. Prior to joining WellsCap, Noah worked as a lead market maker for Interactive Brokers. He began his investment industry career as an intern for Capital Financial Services in 2001. Noah earned a bachelor’s degree in finance and a master’s degree in business administration with an emphasis in securities analysis from the University of Wisconsin, Madison. He has earned the right to use the CFA designation.

Christopher Y. Kauffman, CFA

Mr. Kauffman is a portfolio manager for the Wells Capital Management Fixed Income team. He joined WellsCap from Tattersall Advisory Group (TAG), where he served in a similar role since 2003. He began his investment industry career in 1997 as an investment officer for NISA Investment Advisors, where he was responsible for MBS analysis, risk assessment, and trading. He earned a bachelor’s degree in finance and economics and a master’s degree in business administration with an emphasis in finance from Washington University in St. Louis. He has earned the right to use the CFA designation and is a member of the St. Louis Society of Financial Analysts and the CFA Institute.

Peter Wilson

Mr. Wilson is a managing director and senior portfolio manager with the Wells Fargo Asset Management (International), LLC Advisors team at Wells Capital Management. Peter is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include macro-portfolio allocation, portfolio positioning, and risk management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1989. Previously, he served as treasurer and portfolio manager for Axe-Houghton, vice president at Bankers Trust in London and New York, and portfolio manager at Merchant Bankers Kleinwort Benson Ltd. Peter began his investment industry career in 1978 at international stockbrokers James Capel & Co. He was educated in Canada, Hong Kong, and England.

Michael Lee

Mr. Lee is a senior portfolio manager with the Wells Fargo Asset Management (International), LLC Advisors team at Wells Capital Management. Mike is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include the day-to-day management and implementation of portfolio strategies. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1992. Prior to this, he worked at Northern Trust Co. Earlier, he held investment positions at JPMorganChase and National Westminster Bank. Michael began his investment industry career in 1982. He is a member of the U.K. Society of Investment Professionals.

Alex Perrin

Mr. Perrin is a senior portfolio manager with the Wells Fargo Asset Management (International), LLC Advisors team at Wells Capital Management. Alex is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include developing investment strategies, macro-portfolio allocation, portfolio positioning, and risk management. He joined Wells Fargo Asset Management (International), LLC (formerly, First International Advisors) in 1992. Alex earned a bachelor’s degree in mathematics and computer science from Hull University in the U.K. He is a member of the Society of Technical Analysts and an Associate Member of the U.K. Society of Investment Professionals.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended October 31, 2018.

Christopher Y. Kauffman

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	0	3

Total assets of above accounts (millions)	$3,823.24	$0	$435.21

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Michael Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	2	14

Total assets of above accounts (millions)	$575m	$328m	$4,114m

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3

Total assets of above accounts (millions)	$0.0	$0.0	$888m

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	4	16

Total assets of above accounts (millions)	$2,398.5	$391.5	$1,473.5

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Alex Perrin

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	2	14

Total assets of above accounts (millions)	$593m	$328m	$4,114m

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3

Total assets of above accounts (millions)	$0.0	$0.0	$888m

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	4	16

Total assets of above accounts (millions)	$2,241.6	$391.5	$1,473.5

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Lauren van Biljon

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	2	14

Total assets of above accounts (millions)	$466m	$328m	$4,144m

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3

Total assets of above accounts (millions)	$0.0	$0.0	$888m

Peter Wilson

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	3	2	14

Total assets of above accounts (millions)	$448m	$328m	$888m

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Noah Wise

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	8	4	18

Total assets of above accounts (millions)	$2,498.008	$1,809.892	$1,576.669

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Fargo Asset Management (International), LLC

Wells Fargo Asset Management (International), LLC’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Fargo Asset Management (International), LLC has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Fargo Asset Management (International), LLC Compensation. The compensation structure for Wells Fargo Asset Management (International), LLC’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Fargo Asset Management (International), LLC utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3-and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2018:

Christopher Y. Kauffman	none
Michael Lee	none
Niklas Nordenfelt	none
Alex Perrin	none
Philip Susser	none
Lauren van Biljon	none
Peter Wilson	none
Noah Wise	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Multi-Sector Income Fund

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2017 to 11/30/2017	N/A	N/A	N/A	N/A
12/1/2017 to 12/31/2017	N/A	N/A	N/A	N/A
1/1/2018 to 1/31/2018	1,368,820	13.15	1,368,820	2,125,148
2/1/2018 to 2/28/2018	512,541	13.05	512,541	1,612,607
3/1/2018 to 3/31/2018	187,884	13.00	187,884	1,424,723
4/1/2018 to 4/30/18	43,447	13.05	43,447	1,381,276
5/1/2018 to 5/31/2018	22,143	12.82	22,143	1,359,133
6/1/2018 to 6/30/2018	109,984	12.56	109,984	1,249,149
7/1/2018 to 7/31/2018	511,128	12.54	511,128	738,021
8/1/2018 to 8/31/2018	62,481	12.65	62,481	675,540
9/1/2018 to 9/30/2018	201,105	12.33	201,105	474,435
10/1/2018 to 10/31/2018	377,650	11.89	377,650	96,785

Total	3,397,183	12.82	3,397,183	96,785

On November 10, 2017, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open market transactions beginning on January 1, 2018 and ending on December 31, 2018.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Multi-Sector Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Multi-Sector Income Fund
By:

/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Multi-Sector Income Fund
By:

/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2018

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 21, 2018